UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 26, 2023
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 26, 2023, Pilgrim’s Pride Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:
1.The election of six JBS Directors to the Board of Directors.
2.The election of three Equity Directors to the Board of Directors.
3.A stockholder advisory vote on executive compensation.
4.A stockholder advisory vote on frequency of conducting the advisory vote on executive compensation.
5.The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.
6.A vote on an amendment to the Amended and Restated Certificate of Incorporation.
7.A vote on a stockholder proposal to provide a report regarding efforts to eliminate deforestation.

Board of Director Election Results
The stockholders of the Company elected all of the Company’s nine nominees for director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Gilberto Tomazoni	201,822,057	25,579,581	4,509,271
Wesley Mendonça Batista Filho	225,502,978	1,898,660	4,509,271
Andre Nogueira de Souza	206,898,692	20,502,946	4,509,271
Farha Aslam	227,038,953	362,685	4,509,271
Joanita Karoleski	225,447,746	1,953,892	4,509,271
Raul Padilla	227,113,023	288,615	4,509,271
Wallim Cruz de Vasconcellos Junior	226,438,590	963,048	4,509,271
Arquimedes A. Celis	226,797,167	604,471	4,509,271
Ajay Menon	226,791,146	610,492	4,509,271
Following these elections, the composition of all committees is set forth below, effective as of April 26, 2023.

Name	Audit	Compensation	Nominating
			JBS	Equity	Sustainability
Gilberto Tomazoni		X*	X
Wesley Mendonça Batista Filho
Andre Nogueira de Souza		X	X		X
Farha Aslam	X				X*
Joanita Karoleski					X
Raul Padilla
Arquimedes A. Celis	X	X		X
Wallim Cruz de Vasconcellos Junior	X*			X
Ajay Menon				X	X
* Committee Chair
Say on Pay Results
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
226,209,632	1,160,003	32,003	4,509,271

Say on Pay Vote Frequency Results
The stockholders voted, on an advisory basis, the frequency of advisory voting to approve executive compensation. The votes were cast as follows:

One Year	Two Year	Three Year	Abstain
224,599,715	15,613	2,746,487	39,823
Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm Results
The appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
231,314,667	520,347	75,895	0
Amendment to the Amended and Restated Certificate of Incorporation
The stockholders voted against the amendment to the Amended and Restated Certificate of Incorporation.

For	Against	Abstain	Broker Non-Votes
17,195,990	210,168,195	37,453	4,509,271
Stockholder Proposal to Provide a Report Regarding Efforts to Eliminate Deforestation
The stockholders voted against the Board of Directors providing a report regarding efforts to eliminate deforestation.

For	Against	Abstain	Broker Non-Votes
10,598,954	216,634,172	168,512	4,509,271

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	May 2, 2023	/s/ Matthew Galvanoni
Matthew Galvanoni
Chief Financial Officer and Chief Accounting Officer